UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CHINESEINVESTORS.COM, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINESE INVESTORS.COM, INC.

Corporate Offices: 227 W Valley Blvd. #208 A, San Gabriel, CA 91776

November 16, 2019

To our stockholders:

You are cordially invited to attend the 2018-2019 annual stockholders meeting of ChineseInvestors.com Inc., an Indiana corporation, to be held on Saturday, November 16, 2019 at 1:00 p.m.., Pacific Time, in the conference room on the 2nd floor of the office building located at 227 W Valley Blvd. #208 A, San Gabriel, CA 91776, USA.

The Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Our directors and officers will be present to respond to appropriate questions from stockholders.

Please note that whether or not you plan to attend the meeting, your vote is very important. Therefore, we encourage you to vote your shares by proxy even if you do not plan to attend. Our board of directors recommends the approval of the proposals being presented at the meeting as being in the best interest of our Company and our shareholders.

You can vote by returning the proxy card by mail or via email to warrenwang@chinesefn.com. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

By Order of the Board of Directors

/s/ Melissa N. Armstrong
Secretary of the Board

CHINESE INVESTORS.COM, INC.

Corporate Offices: 227 W Valley Blvd. #208 A, San Gabriel, CA 91776

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 16, 2019

NOTICE HEREBY IS GIVEN that the 2018-2019 Annual Meeting of Stockholders of ChineseInvestors.com Inc., an Indiana corporation, to be held on November 16, 2019 at 1:00 p.m., Pacific Time, in the large conference room on the 2nd floor of the office building located at 227 W Valley Blvd. #208 A, San Gabriel, CA 91776, USA for the following purposes:

1.	The election of five (5) Directors for our Board of Directors to serve until our annual meeting of stockholders to be held in fiscal year 2020; when their respective terms end, or until each such director’s successor is elected and qualified;

2.	Ratification of the selection of B F Borgers CPA, PC as our independent public accountants for the fiscal year ended May 31, 2020;

3.	To approve an amendment to our certificate of incorporation to increase the total number of authorized shares of common stock from 80,000,000 shares to 700,000,000 shares and to increase the total number of authorized shares of preferred stock from 20,000,000 to 300,000,000 ( the "Authorized Share Increase Proposal");

4.	Approval of the Company’s Amended 2019 Equity Incentive Plan;

5.	By non-binding vote, approval of the compensation of the Company’s named executive officers;

6.	By non-binding vote, approval of the frequency of holding future advisory votes to approve executive compensation; and

7.	To transact such other business as may properly come before the meeting or any adjournment thereof.

This meeting is conducted in consideration of completion of the annual period related to June 1, 2018 through May 31, 2019.

THE COMPANY’S BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS.

A proxy statement describing the matters to be considered at the annual meeting is attached to this notice. The Board of Directors has fixed the close of business on November 6, 2019 as the record date for determination of stockholders entitled to notice of, and to vote at the this annual meeting unless anyone attending can provide proof via a properly enforceable common shares stock certificate of such determination of eligibility, dated no later than Wednesday, November 6, 2019 and as verified in writing by our Transfer Agent, Michael Turner at Globex Transfer, LLC, 780 Deltona Blvd., Suite 202, Deltona, FL 32725, P: 813-344-4464, Direct P: 813-344-4490, Main F: (386) 267-3124.

By Order of the Board of Directors

/s/ Melissa N. Armstrong

Secretary of the Board

September 4, 2019

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on November 16, 2019:

WHETHER OR NOT YOU PLAN TO ATTEND OUR 2018-2019 ANNUAL MEETING OF STOCKHOLDERS, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS IN THE PROXY MATERIALS TO VOTE YOUR PROXY VIA MAIL OR EMAIL AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND OUR 2018-2019 ANNUAL MEETING OF STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

CHINESEINVESTORS.COM, INC.

Corporate Offices:

227 W. Valley Blvd. #208 A

San Gabriel, CA 91776

PROXY STATEMENT – ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 16, 2019

To our stockholders:

The Board of Directors of Chineseinvestors.com, Inc., an Indiana corporation, is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of stockholders to be held on Saturday, November 16, 2019 at 1:00 p.m., Pacific Time, in the conference room of the office building located at 227 W Valley Blvd. #208 A, San Gabriel, CA 91776, USA. This proxy statement, the accompanying proxy card and the notice of annual meeting are being provided to stockholders beginning on or about September 4, 2019 via our DEF14 filing (SEC Website) or via regular mail on or after September 18, 2019.

ANNUAL MEETING INFORMATION

Solicitation of Proxies

The costs of this solicitation by the Board of Directors will be borne by ChineseInvestors.com, Inc. Proxy solicitations will be made by mail. They also may be made by personal interview, telephone, and facsimile transmission. Banks, brokerage house nominees and other fiduciaries are requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. ChineseInvestors.com will, upon request, reimburse those parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. ChineseInvestors.com does not expect to engage an outside firm to solicit votes, but if such a firm is engaged subsequent to the date of this proxy statement, the cost is estimated to be less than $7,500.00 plus reasonable out-of-pocket expenses.

Voting Rights

Holders of shares of Chineseinvestors.com, Inc., common stock, par value $0.001 per share, at the close of business on Wednesday, November 6, 2019, under specific provisions as noted herein, the last allowable record date, are entitled to notice of, and to vote at, the annual meeting. On that date we estimate that we have 46,006.497 shares of common stock anticipated to be outstanding at the time of our Meeting as called. Each share of common stock outstanding on the record date is entitled to one vote on each matter presented at the annual meeting. The presence, in person or by proxy, of stockholders representing 50% or more of the issued and outstanding stock entitled to vote constitutes a quorum for the transaction of business at the annual meeting. If a quorum is present, (1) a plurality of the votes cast at the annual meeting is required for election of directors, and (2) the affirmative vote of the majority of the votes cast, in person or by proxy, at the annual meeting is required for all other matters. Cumulative voting in the election of directors is not permitted. Abstentions are considered shares present and entitled to vote, and under Indiana law an abstention is not a vote cast. Any shares held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority under applicable New York Stock Exchange rules, will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes. Accordingly, a broker non-vote will have no effect on the matters presented to this annual meeting.

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Voting of Proxies

Shares of the common stock represented by all properly executed proxies received in time for the annual meeting will be voted in accordance with the choices specified in the proxies. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this proxy statement as a director, and FOR the appointment of B F Borgers CPA PC as independent public accountants for the fiscal year ending May 31, 2020, FOR the approval of executive compensation as presented, FOR the approval of the Company’s 2019 Amended Equity Incentive Plan and FOR the approval of the Authorized Share Increase Proposal.

The management and the Board of Directors know of no matters to be brought before the annual meeting other than as set forth herein. To date, Chineseinvestors.com, Inc. has not received any stockholder proposals. If any other matter of which the management and Board of Directors are not now aware is presented properly to the stockholders for action, it is the intention of the proxy holders to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

Revocability of Proxy

The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the corporate secretary that the proxy is revoked, by presenting a later-dated proxy, or by attending the annual meeting and voting in person.

Annual Report

The 2019 annual report including financial statements for the year ended May 31, 2019, are available online to stockholders but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials.

This report may be found at: https: sec.gov/Archives/edgar/data/1459482/000168316819002785/chinese_10k-053119.htm

SECURITIES OWNERSHIP

Please see our 10K Statement as filed with the SEC on or about August 29, 2019 for detailed information and as noted at the link shown above in the Annual Report section.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers, and holders of more than 10% of ChineseInvestors.com common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Such officers, directors and 10% stockholders are required by SEC regulation to furnish ChineseInvestors.com with copies of all Section 16(a) forms they file. Based solely on its review of such forms that it received, or written representations from reporting persons that no Form 5s were required for such persons, ChineseInvestors.com believes that, during fiscal year 2019, all Section 16(a) filing requirements were satisfied.

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ITEM 1 – ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of the Board. Pursuant to our articles of incorporation amendment, (the “Articles of Incorporation and Amendment”), the board of directors shall consist of not less than one and no more than 5 members. In accordance with our bylaws, the Board has designated the number of directors to be five (5), two (2) of whom of whom are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Company or our respective affiliates. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. At each Annual Meeting, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held the next year following the year of their election and until their successors have been duly elected and qualify or any director’s earlier resignation, death or removal.

Effective November 1, 2017, Delray Wannemacher and Patrick Leung were elected to the Company’s Board as Independent Directors with terms set to expire at the 2018 Annual Meeting. Mr. Wannemacher and Mr. Leung were also elected to serve on the Company’s Audit Committee along with the Company’s former Chief Financial Officer Paul Dickman. Effective March 1, 2019, Mr. Leung was appointed Chief Financial Officer for the Company, replacing the Company’s Interim Chief Financial Officer, Alex Hamilton. Mr. Leung also remains an Executive Director.

The term for Mr. Warren Wang, the Company’s Chief Executive Officer, Chairman of the Board, and Executive Committee Chair is set to expire at the 2019 Annual Meeting; meanwhile, Mr. Paul Dickman’s was set expire at the Company’s 2020 Annual Meeting. However, Mr. Paul Dickman resigned from his position as the Company’s Chief Financial Officer effective January 31, 2019. Thereafter, Mr. Dickman resigned from the Board of Directors effective as of April 1, 2019 to pursue other opportunities.

The Nominating and Corporate Governance Committee has recommended, and the Board has nominated Shelby Chan Wan Ye to hold office effective August 1, 2019, until the annual meeting to be held for the Company’s fiscal year end 2020. The Board has determined that of Ms. Ye is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Company, or of any of their respective affiliates.

As noted above, the terms of Keevin Gillespie, Delray Wannemacher and Patrick Leung were set to expire at the 2018 Annual Meeting, while Mr. Wang’s term is set to expire at the 2019 Annual Meeting, and the Nominating and Corporate Governance Committee has recommended, and the Board has nominated Ms. Ye to stand for election and for Mr. Wang, Mr. Gillespie, Mr.Wannemacher, Mr. Leung to stand for re-election at the 2019 Annual Meeting to hold office until the next annual meeting to be held for the Company’s fiscal year end May 31, 2020, and until each of their successors are duly elected and qualify. Mr. Wang, Ms. Ye, Mr. Gillespie, Mr. Wannemacher and Mr. Leung have each indicated their willingness to serve if elected and have consented to be named as a nominee. Mr. Wang, Ms. Ye, Mr. Gillespie, Mr. Wannemacher, and Mr. Leung are not being nominated to serve as directors pursuant to any agreement or understanding between them and the Company.

The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for director listed below unless otherwise specified by the stockholder. In the event a nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below and against any other nominees. As of the date of this proxy statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director. The nominees listed below already serve as directors of ChineseInvestors.com, Inc.

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The election to the Board of Directors of the nominees identified in the proxy statement will require the affirmative vote of a plurality of the outstanding shares of common stock present in person or represented by proxy at the annual meeting.

The Board of Directors unanimously recommends that stockholders vote FOR the nominees identified below:

Name	Position with ChineseInvestors.com, Inc.

Warren Wang	Executive Director, Chairman of the Board, Chair Executive Committee, Compensation Committee Member (non-voting)

Patrick Leung	Executive Director and Audit and Executive Committee Member

Delray Wannemacher	Independent Director, Member of the Audit, Compensation, and Nomination Committees

Shelby Chan Wan Ye	Independent Director, Committee Chair (Audit, Nomination and Compensation Committee)

Keevin Gillespie	Executive Director

Nominees and Directors

Nominees – Terms expiring as noted herein

Warren Wang, Expiring 2019 (at the annual meeting)

Keevin Gillespie, Expiring 2018 (at the annual meeting)

Delray Wannemacher, Expiring 2018 (at the annual meeting)

Patrick Leung, Expiring 2018 (at the annual meeting)

Warren Wang founded the Company in late 1999. Warren was born in 1968, in Shanghai, China. He studied finance at St. John’s University in New York. Mr. Wang has served as Chief Executive Officer, Chairman of the Board, and Director of ChineseInvestors.com, Inc. since its inception, with the exception of March, 2002 through August of 2003, when James S. Toreson served as the Company’s Chief Executive Officer as a condition of the Hollingsworth LLC investment. He was previously the Vice President of Investments for Tradeway Securities Group, a Senior Financial Consultant for Waldron & Co., and a Senior Account Executive for Donald & Co. Securities. Mr. Wang has over 15 years of experience in the financial markets industry and has extensive experience in management, project development, sales, marketing, accounting, and administration. Mr. Wang is Chartered Financial Analyst (CFA) Candidate as well as a member of the Market Technicians Association (MTA).

Keevin Gillespie serves as Vice President of Sales for ChineseInvestors.com, Inc. where he is charged with identifying, recruiting and training new talent and developing and implementing marketing strategies to promote the Company's membership and subscription products. As Vice President of Sales, Mr. Gillespie also traveled to China where he assisted CEO Warren Wang in the expansion of the Company's business. Prior to joining ChineseInvestors.com, Inc., Mr. Gillespie served as Vice President of Sales, Branch Manager, HR Director/Recruiter, and Senior Account Executive at various investment firms where he managed the placement of several initial public offerings and private placements. Mr. Gillespie also launched and hosted a weekly radio show, Investing Beyond the Basics, covering the current market and economic environment.

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Delray Wannemacher sets the strategic vision for the national and global operations of First Look Equities and has nearly 20 years of experience with building emerging growth companies in the alternative space. He has experience building investment communities, leveraging technology and services to streamline the capital formation process. Mr. Wannemacher’s experience covers a wide variety of sectors such as internet, software, finance, crowdfunding, media, communications, EB5, global investments and trade. Mr. Wannemacher sits on the executive board for The World Trade Center of Atlanta where he also holds an executive position as VP of Business Development.

Patrick Leung currently serves as the Chief Financial Officer for ChineseInvestors.com, Inc. Mr. Leung has over 20 years’ experience as a Certified Public Accountant and is a member of CPA Australia, the Hong Kong Institute of Certified Public Accountants, and the Association of International Professional Accountants. Mr. Leung has also held several Board seats including his current positions as an Independent Director at Daisho Microline Holdings Limited, where he also serves as the Chairman of the Audit Committee and is a member of the Remuneration and Nomination Committee; an Executive Director and Secretary for Kirin Group Holdings Limited where he acts as a liaison between the company and its auditors, financial advisors, lawyers and regulators; and an Independent Director at Biostar Pharmaceuticals, Inc. where he is also Chairman of the Audit Committee, Nomination and Compensation Committee.

Shelby Chan Wan Ye is a Certified Public Accountant in Hong Kong. Ms. Ye is currently acting as a Senior Accounts Manager at Four Seas Mercantile Holdings Limited (HKEx: 374). She previously served as a Finance Manager at Hao Wen Holdings Limited (HKEx: 8019) from 2011-2015. Prior to that she served as a Senior Auditor II at Mazars CPA Limited from 2007- 2011.

There are no family relationships among our directors or officers. None of our directors or officers has been affiliated with any company that has filed for bankruptcy within the last five years. We are not aware of any proceedings to which any of our officers or directors, or any associate of our officers or directors, is a party adverse to our company or has a material interest adverse to it.

Family Relationships

No family relationships exist among any of our current director nominees or executive officers.

Compensation of Directors

ChineseInvestors.com pays as base compensation to independent directors, not otherwise employed by Chineseinvestors.com, Inc. $30,000 per year (FY 2019/20) plus related expenses for each meeting attended in person. Any other compensation is noted in our 10K filing.

Compensation Committee Interlocks

No interlocking relationship exists between the Board of Directors or officers responsible for compensation decisions and the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past.

Committees of the Board and Meeting Attendance

The Board of Directors currently has four committees; Executive, Audit, Nominating, and Compensation. During fiscal year ending May 31, 2019, there was one (1) meeting of the Nominating and Executive Committee, nineteen (19) meetings of the Board of Directors, four (4) meetings of the Audit Committee, and (1) meeting of the Compensation Committee. Each director participated in at least 75% of the meetings of the Board and the committees on which he served.

Notwithstanding anything to the contrary set forth in any of Chineseinvestors.com, Inc. previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following reports of the Audit Committee and the Compensation Committee shall not be incorporated by reference into any such filings.

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Audit Committee Report

The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of any audits, reviews other professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of internal accounting controls. The Audit Committee is composed of three directors, one voting member (independent) and two other members (non-voting) as defined by the listing standards of the New York Stock Exchange.

The Audit Committee has reviewed and discussed with management and the independent accountants the Company’s audited financial statements for fiscal year 2019 ended May 31, 2019. In addition, the Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

The Audit Committee has received from the independent accountants written disclosures and a letter concerning the independent accountants’ independence from the Company, as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” These disclosures have been reviewed by the Committee and discussed with the independent accountants.

Based on these reviews and discussions, the Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2019 for filing with the Securities and Exchange Commission.

Audit Committee Shelby Chan Delray Wannemcher Patrick Leung

Compensation Committee Report

The Compensation Committee of the Board of Directors, which is comprised of two (2) voting members (Chan and Wannemacher) as well as one (1) non-voting member (Wang) and oversees the ChineseInvestors.com executive compensation program.

Chineseinvestors.com, Inc. compensation programs are designed to help attract and retain qualified and motivated individuals that will provide the leadership required to achieve our strategic goals, which includes sustaining long-term value-based growth for stockholders. Our philosophy is to link management’s compensation to ChineseInvestors.com profitability and stock price. Our philosophy is also intended to encourage stock ownership by not only management, but all levels of employees. We believe a significant percentage of total executive compensation should be provided through incentive equity compensation that aligns management’s interests with those of stockholders. Our goal is to make our executives’ personal net worth heavily dependent on appreciation in the value of ChineseInvestors.com, Inc. stock over the long-term and their income dependent on ChineseInvestors.com, Inc. dividends.

ChineseInvestors.com, Inc. strives to integrate (1) competitive levels of base salary, (2) annual incentive bonus awards tied to operating performance, and (3) stock option awards to ensure management has a continuing stake in the long-term success of ChineseInvestors.com, Inc.

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The Committee believes that senior management’s base salaries are reasonable as compared to other comparable companies with whom ChineseInvestors.com competes for management personnel. However, these executives have significant compensation potential if there are substantial returns generated to stockholders.

Compensation Committee
Warren Wang Shelby Chan Delray Wannemacher

Management of ChineseInvestors.com (See SEC Filing, 10K under ChineseInvestors.COM)

Executive Compensation (See SEC Filing, 10K under ChineseInvestors.COM)

Non-Employee Director Compensation (See SEC Filing, 10K under ChineseInvestors.COM)

Security Ownership of Certain Beneficial Owners and Management (See SEC Filing, 10K under ChineseInvestors.COM)

ITEM 2 – RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors, upon recommendation of its Audit Committee, has selected the accounting firm of B F Borgers CPA PC to audit our financial statements for, and otherwise act as the independent certified public accountants with respect to, the year ending May 31, 2020. The Board of Director’s selection of B F Borgers CPA PC for the current fiscal year is being presented to stockholders for ratification at the annual meeting. To our knowledge, neither Mr. Borgers nor any of its partners has any direct financial interest or any material indirect financial interest in ChineseInvestors.com, Inc. or has had any connection since the inception of chineseInvestors.com in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO SELECT B F BORGERS CPA PC AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. FEES FOR THESE SERVICES ARE ALSO FOUND IN OUR 10K FILINGS.

ITEM 3 – TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK TO 700,000,000 SHARES AND TO INCREASE ITS SHARES OF PREFERRED STOCK TO 300,000,000

On July 22, 2019, our Board of Directors unanimously approved, subject to stockholder approval, an amendment to our certificate of incorporation to increase the number of shares of common stock authorized for issuance by 620,000,000 shares of common stock, bringing the total number of shares of common stock authorized to 700,000,000 shares and to increase the number of shares of preferred stock authorized for issuance by 280,000,000 to 300,000,000. The text of the proposed amendment to the Certificate of Incorporation is attached hereto as Appendix A. This proposal to increase the number of shares of common stock authorized for issuance, if approved at the Annual Meeting, will become effective and the Company's number of shares of authorized common stock will be increased to 700,000,000 and the Company’s number of authorized shares of preferred stock will be increased to 300,000,000 shares upon the filing of the certificate of amendment with the Secretary of State of Indiana. The following discussion is qualified in its entirety by the full text of the certificate of amendment, which is incorporated herein by reference.

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Reasons for the Increase

The Board believes that it is desirable to have additional authorized shares of preferred and common stock available for possible future financings, to fund the Company’s proposed Amended 2019 Equity Incentive Plan described and other general corporate purposes. The Board believes that having such additional authorized shares of common and preferred stock available for issuance in the future will give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special stockholders' meeting unless such approval is expressly required by applicable law. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing stockholders, management believes that such transactions would increase the overall value of the Company to its stockholders. There are certain advantages and disadvantages of an increase in authorized common stock. The advantages include:

•	The ability to raise capital by issuing capital stock under financing transactions.
•	To have shares of common stock available to pursue business expansion opportunities, if any.
•	To have sufficient authorized but unissued shares of common stock available for the issuance the Company’s 2019 Equity Incentive Plan is approved.

The disadvantages include:

•	The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board's desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.
•	Most of our stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of existing stockholders of the Company.
•	The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

Although an increase in the authorized shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort of which the Company is aware to accumulate common stock or obtain control of the Company. Nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders.

At present, apart granting equity incentives for our employees pursuant to the Company’s proposed 2019 Equity Incentive Plan, our board of directors has no immediate plans, arrangements or understandings to issue the additional shares of common stock. However, we desire to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future as well to have sufficient shares available to provide appropriate equity incentives for our employees.

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If the Company's stockholders do not approve the increase in authorized shares of common and preferred stock, then the Company will not be able to increase the total number of authorized shares of common stock from 80,000,000 to 700,000,000 and will not be able to increase the total number of authorized shared of preferred stock from 20,000,000 to 300,000,000, and therefore, the Company could be limited in its ability to use shares of common and preferred stock for financing, issuing stock options, or other general corporate purposes.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 80,000,000 TO 700,000,000 AND PREFERRED SHARES FROM 20,000,000 T0 300,000,000.

ITEM 4 – APPROVAL OF THE COMPANY’S 2019 EQUITY INCENTIVE PLAN

The Company’s Amended 2019 Equity Incentive Plan (the “Plan”) was approved by the Board on July 17, 2019. The Company believes that the Plan will help to (i) assist the Company and its affiliates in the recruitment and retention of persons with ability and initiative, (ii) provide an incentive to such persons to contribute to the growth and success of the Company’s businesses by affording such persons equity participation in the Company, (iii) associate the interests of such persons with those of the Company and its affiliates and shareholders, (iv) to provide incentives to individuals who perform services for the Company, and (v) to promote the success of the Company’s business. The following is a summary of the material features of the Plan and is qualified in its entirety by reference to the Plan, which is attached hereto as Appendix B.

General Details and Provisions of the Plan

The Board has the sole authority to implement, interpret, and/or administer the Plan unless the Board delegates (i) all or any portion of its authority to implement, interpret, and/or administer the Plan to a committee of the Board consisting of non-employee directors (the “Committee”), or (ii) the authority to grant and administer awards to non-executive employees of the Company under the Plan to an officer of the Company.

The Plan relates to the issuance of up to 7,000,000 shares of Common Stock (including shares that may be issued related to the exercise of options awarded under the Plan), subject to adjustment as described below, and shall be effective for ten (10) years, unless earlier terminated.

Any employee of the Company or an affiliate, a director, or a consultant to the Company or an affiliate (collectively “Service Providers”) may be eligible under the Plan. The Plan provides Service Providers the opportunity to participate in the enhancement of shareholder value by the award of Non-statutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers under the Plan. Incentive Stock Options may be granted only to Employees. As of the date hereof, the Company has approximately 68 employees and 2 non-employee directors who may be eligible Service Providers under the Plan; however, this does not include potential consultants who may be an eligible Service Provider under the terms of the Plan or those who may become an eligible Service Provider in the future. While our directors and our executive officers may participate in the Plan, the amounts and benefits that they may receive from the Plan (if any) has not been determined and is not currently determinable.

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Stock Options

The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Non-statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Non-statutory Stock Options. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof in the case of Incentive Stock Options. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to the issuance or assumption of an Option in a transaction to which Section 424(a) of the Code applies in a manner consistent with said Section 424(a).

Stock Appreciation Rights

The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant which may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares with respect to which the Award is granted, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying: (i) The difference between the Fair Market Value of a Share on the date of exercise over the “stock appreciation right exercise price,” as defined under Treasury Regulation Section 1.409A-1(b)(i)(B)(2), i.e., the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right; times (ii) The number of Shares with respect to which the Stock Appreciation Right is exercised. At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

Bonus, Deferred, and Restricted Stock Award

The Administrator may, in its sole discretion, grant awards of Common Stock in the form of bonus awards, deferred awards, and restricted stock awards. Each stock award agreement shall be in such form and shall contain such terms and conditions as the Board, or the committee, deems appropriate. The terms and conditions of each stock award agreement may change from time to time and need not be uniform with respect to Eligible Persons, and the terms and conditions of separate stock award agreements need not be identical.

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Performance Share Awards

The Administrator may authorize grants of shares of Common Stock to be awarded upon the achievement of specified performance objectives, upon such terms and conditions as the Administrator may determine. Such awards shall be conferred upon the Service Provider upon the achievement of specified performance objectives during a specified performance period, such objectives being set forth in the grant and including a minimum acceptable level of achievement and, optionally, a formula for measuring and determining the number of performance shares to be issued. Each performance share award agreement shall be in such form and shall contain such terms and conditions as the Administrator deems appropriate. The terms and conditions of each performance share award may change from time to time and need not be uniform with respect to Service Providers, and the terms and conditions of separate performance share award agreements need not be identical.

Adjustments; Dissolution or Liquidation; Merger or Change in Control

In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

In the event of the proposed dissolution or liquidation of the Company, any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off; a reverse merger in which the Company is the surviving entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or the transfer of more than fifty percent (50%) of the then outstanding voting stock of the Company to another person or entity. the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Company, to the extent permitted by applicable law but otherwise in its sole discretion may provide for: (i) the continuation Awards by the Company (if the Company is surviving entity or its parent; (ii) the assumption of the Plan and such outstanding Awards by the surviving entity or its parent; (iii) the substitution by the surviving entity or its parent of rights with substantially the same terms for such outstanding Awards; or (iv) the cancellation of such outstanding Rights without payment of any consideration provided that in the case of this clause (iv), the Administrator will provide notice of its intention to cancel Award and offer a reasonable opportunity to exercise vested Awards.

In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). The Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

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Plan Amendment or Termination

The Administrator may at any time amend, alter, suspend or terminate the Plan, provided that such action does not materially impair the existing rights of any participant without such participant's written consent. The Plans will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, and (ii) the date a Plan is approved by the shareholders, except that awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the that Plan until the awards terminate, expire or are exercised.

Federal Income Tax Consequences

Individual who receives a grant of options (an “Optionee”) will generally not recognize any taxable income on the date Nonqualified Options are granted pursuant to the Plan. Upon exercise of the option, however, the Optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those Optionees exercising options, and must comply with applicable tax withholding requirements. ISOs granted under the Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an Optionee recognizes no taxable income when the option is granted. Further, the Optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the Optionee, and the denial of a deduction for the Company, will not, however, apply if the Optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

ITEM 5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is nonbinding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

In our Annual Report on Form 10-K, our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to confirm that the structure is still aligned with the Company's long-term strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes, as well as the disclosures located in our Annual Report on Form 10-K. Note, as a “smaller reporting company,” we are obligated to provide compensation disclosures pursuant to Item 402 (m) through (q) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”). Even though, as a smaller reporting company, we are exempt from compensation discussion and analysis by the executive compensation requirements of Item 402(b) of Regulation S-K, we continue to elect to provide information regarding our objectives and practices regarding executive compensation in order to give our stockholders transparency into our compensation philosophy and practices.

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For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 (m) through (q) of Regulation S-K (which includes the compensation tables and related narrative discussion).”

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

ITEM 6 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference on the frequency of future advisory votes to approve the compensation of our named executive officers as reflected in Item 4 above. Stockholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our named executive officers every one, two or three years. Shareholders also may abstain from casting a vote on this proposal.

The Board has determined that holding an advisory vote on the compensation of our named executive officers every year is the most appropriate policy at this time, and recommends that future advisory votes to approve the compensation of our named executive officers occur once every year. We believe that holding this advisory vote annually will provide us with timely and appropriate feedback on compensation decisions for our named executive officers.

Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. Although this advisory vote on the frequency of future advisory votes on the compensation of our named executive officers is non-binding, the Board and the Compensation Committee will carefully review the voting results when determining the frequency of future advisory votes on the compensation of our named executive officers.

The Board is asking stockholders to cast a non-binding, advisory vote for the ONE-YEAR option on the following resolution:

“RESOLVED, that the stockholders of the Company recommend, in a non-binding vote, whether an advisory vote to approve the compensation of our named executive officers should occur every one, two or three years.”

The Board believes that say-on-pay votes should be conducted every year so that stockholders may annually express their views on our executive compensation program. This vote, like the say-on-pay vote itself, is non-binding.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE “ONE-YEAR” OPTION AS TO THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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OTHER BUSINESS

The Board of Directors is aware of no other matters which may be presented for stockholder action at the meeting and as noted below. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon them in accordance with their best judgments.

Other Business (Shareholder Proposals) as may come before the Board of Directors for proper consideration noting such must be submitted in writing via email to warrenwang@chinesefn.com or to our Corporate Offices mailing address as noted herein, such coming to the attention of the Board no later than November 6, 2019.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Melissa N. Armstrong
Secretary of the Board September 4, 2019

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FORM OF PROXY

ChineseInvestors.com, Inc.

227 W Valley Blvd. #208 A, San Gabriel, CA 91776

PROXY – Annual Meeting of Shareholders – Saturday, November 16, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Patrick Leung as proxy, with the power to appoint his substitute, and hereby authorizes Mr. Leung to represent and to vote, as designated below, all the shares of common stock of ChineseInvestors.com, Inc. (the “Company”) held of record by the undersigned on October 5, 2019 at the Annual Meeting of Shareholders to be held on Saturday, November 16, 2019 at 10:00 AM at our office board room located at 227 W Valley Blvd. #208 A, San Gabriel, CA 91776 or at any adjournment thereof.

1.       ELECTION OF DIRECTORS. The election of four Directors to one-year terms, Keevin Gillespie, Delray Wannemacher, Patrick Leung, and Shelby Chan Wan Ye each until his/her successor is duly elected and qualified.

INSTRUCTIONS: Place a check or an X on the appropriate line to vote for, against or to abstain below.

WARREN WANG	FOR ____	AGAINST ____	ABSTAIN ____

KEEVIN GILLESPIE	FOR ____	AGAINST ____	ABSTAIN ____

DELRAY WANNEMACHER	FOR ____	AGAINST ____	ABSTAIN ____

PARTICK LEUNG	FOR ____	AGAINST ____	ABSTAIN ____

SHELBY CHAN WAN YE	FOR ____	AGAINST ____	ABSTAIN ____

Write In Candidate:

_____________________________________________________________________________________________

(Must include full name, address, and contact phone number; to be valid and must be able perform the duties as required as well as be willing to serve)

Please indicate the number of shares you believe you hold here: ________________________

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2.        Such other business as may properly come before the Annual Meeting of Shareholders, or at any and all adjournments hereof.

Selection of B F Borgers CPA PC as our Audit Firm for FY 2020.

FOR ____	AGAINST ____	ABSTAIN ____

Approval to increase the Authorized Share Increase Proposal

FOR ____	AGAINST ____	ABSTAIN ____

Approval of the Company’s Amended 2019 Equity Incentive Plan

FOR ____	AGAINST ____	ABSTAIN ____

By non-binding vote, approval of the compensation of the company’s named executive officers.

FOR ____	AGAINST ____	ABSTAIN ____

By non-binding vote, approval of the frequency of holding future advisory votes to approve executive compensation.

1 Year ____	2 Year ____	3 Year ____	ABSTAIN ____

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO VOTE IS INDICATED HEREIN, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED FOR ELECTION AS DIRECTORS AND IN ACCORDANCE WITH THE PROXIES’ BEST JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

Please sign, exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date: _____/_____/_____

Signature:	Printed Last Name:

Signature if held Jointly:	Printed Last Name:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY TO MR. DICKMAN’S ATTENTION AT THE ADDRESS/FAX/EMAIL ADDRESS AS NOTED ABOVE

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APPENDIX A

AMENDED AND RESTATED ARTICLES

OF

CHINESEINVESTORS.COM.

Article I
Name

The name of the Corporation is Chineseinvestors.com, Inc. (the “Corporation”).

Article II
Purpose and Powers

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law of the State of Indiana (the “IBCL”). The Corporation shall have and may exercise any and all power which a corporation incorporated under the IBCL may have, including, without limitation, any and all power necessary or helpful to engage in such acts and activities.

Article III
Registered Office

The address of the registered office of the Corporation in the State of Indiana shall be located at 150 West Market Street, Suite 800, Indianapolis, IN 46204. The registered agent of the Corporation at such address shall be National Registered Agents, Inc.

Article IV
Authorized Shares

The total number of shares of all classes of stock which the Corporation shall have the authority to issue shall consist of:

A.                 700,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”); and

B.                  300,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

The number of authorized shares of the Corporation’s Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of this Certificate of Incorporation, as the same may be amended) the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, voting on an as-converted to Common Stock basis, irrespective of the provisions of Section 23-1-26-5 of the IBCL.

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Article V
Rights and Preferences of Capital Stock

The following is a statement of the designations and the powers, preferences, rights, privileges and restrictions, qualifications and limitations thereof in respect of each class of capital stock of the Corporation.

A.             Common Stock. The powers, rights, preferences, privileges and restrictions, qualifications and limitations of the Common Stock are set forth below.

Section 1.          General. The voting, dividend and liquidation rights of the holders of the Common Stock (each a “Common Holder” and, collectively, the “Common Holders”), with respect to the shares of Common Stock held by them, are subject to and qualified by the rights, powers and preferences of the holders of Preferred Stock set forth herein and any Preferred Stock Designation (as defined below) that may be adopted hereafter.

Section 2.          Dividends. Subject to the senior dividend rights of the Preferred Stock as hereinafter provided, and any Preferred Stock Designation that may be adopted hereafter, dividends may be paid on the Common Stock, as and when declared by the Corporation’s Board of Directors (the “Board”), out of funds of the Corporation legally available for the payment of such dividends.

Section 3.         Liquidation. After the preferential payments to the holders of Preferred Stock that may be required to be made to the holders of Preferred Stock pursuant to a Preferred Stock Designation, the Common Holders shall be entitled to liquidation distributions, if any, pro rata.

Section 4.          Voting.

(a)            Except as otherwise set forth herein, the Common Holders are entitled to one vote for each share of Common Stock (each a “Common Share” and collectively, the “Common Shares”) held at all meetings of stockholders (and written actions in lieu of meetings).

(b)           Except as otherwise required by the IBCL, holders of issued and outstanding shares of Common Stock shall not be entitled to vote with respect to such shares on any amendment to this Certificate of Incorporation (as the same may be amended) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to these Amended and Restated Articles of Incorporation (as the same may be amended) or pursuant to the IBCL.

B.             Preferred Stock. Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board as hereinafter provided. Authority is hereby vested in the Board from time to time to authorize the issuance of shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Indiana, to establish from time to time the number of shares to be included in each such series and to fix by resolution or resolutions of the Board, the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

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Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock (a “Preferred Stock Designation”) may provide, without limitation, the following: (i) the maximum number of shares to constitute such series, which may subsequently be increased or decreased (but not below the number of shares of that series then outstanding) by resolution of the Board, the distinctive designation thereof and the stated value thereof if different than the par value thereof; (ii) whether the shares of such series shall have voting powers, full or limited, or no voting powers, and if any, the terms of such voting powers; (iii) the dividend rate, if any, on the shares of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock and whether such dividend shall be cumulative or noncumulative; (iv) whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to redemption, the times, prices and other terms, limitations, restrictions or conditions of such redemption; (v) the relative amounts, and the relative rights or preference, if any, of payment in respect of shares of such series, which the holders of shares of such series shall be entitled to receive upon the liquidation, dissolution or winding up of the Corporation; (vi) whether or not the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof; (vii) whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class, classes or series, or other securities, whether or not issued by the Corporation, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting same; (viii) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or any other class or classes of capital stock of the Corporation ranking junior to the shares of such series either as to dividends or upon liquidation, dissolution or winding up; (ix) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issuance of any additional shares of capital stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distributions of assets upon liquidation, dissolution or winding up; and (x) any other preference and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall not be inconsistent with law, this Article V or any resolution of the Board pursuant hereto.

Article VI
Board of Directors

A.             Number; Election. The initial number of directors shall be five (5); provided, however, that such number may be changed in accordance with Article V, Part B, and the bylaws of the Corporation. Unless and except to the extent that the bylaws of the Corporation shall otherwise require, the election of directors of the Corporation need not be by written ballot.

B.             Limitation of Liability. To the fullest extent permitted by law, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of its fiduciary duty as a director. If the IBCL or any other law of the State of Indiana is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the IBCL as so amended. Any repeal or modification of the foregoing provisions of this Article VI by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

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Article VII
Indemnification

A.             Availability of Indemnification. Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether by or in the right of the Corporation or otherwise (a “Proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to an employee benefit plan, shall be (and shall be deemed to have a contractual right to be) indemnified and held harmless by the Corporation (and any successor to the Corporation by merger or otherwise) to the fullest extent authorized by, and subject to the conditions and (except as provided herein) procedures set forth in the IBCL, as the same exists or may hereafter be amended (but any such amendment shall not be deemed to limit or prohibit the rights of indemnification hereunder for past acts or omissions of any such person insofar as such amendment limits or prohibits the indemnification rights that said law permitted the Corporation to provide prior to such amendment), against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines, ERISA taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board. Persons who are not directors or officers of the Corporation and are not so serving at the request of the Corporation may but need not be similarly indemnified in respect of such service to the extent authorized at any time by the Board. The indemnification conferred in this Article also shall include the right to be paid by the Corporation (and such successor) the expenses (including attorneys’ fees) incurred in the defense of or other involvement in any such Proceeding in advance of its final disposition; provided, however, that, if and to the extent the IBCL requires, the payment of such expenses (including attorneys’ fees) incurred by a director or officer in advance of the final disposition of a Proceeding shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay all amounts so paid in advance if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise; and provided further that such expenses incurred by other employees and agents may be so paid in advance upon such terms and conditions, if any, as the Board deems appropriate. The ultimate determination of entitlement to indemnification of persons who are non-director or officer employees or agents shall be made in such manner as is determined by the Board in its sole discretion. Notwithstanding the foregoing sentence, the Corporation shall not be required to indemnify a person in connection with a Proceeding initiated by such person if the Proceeding was not authorized in advance by the Board.

B.             Non-exclusivity. The rights to indemnification and advance payment of expenses provided by Part A of this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification and advance payment of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

C.             Survival of Indemnification. The indemnification and advance payment of expenses and rights thereto provided by, or granted pursuant to, Part A of this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, partner or agent and shall inure to the benefit of the personal representatives, heirs, executors and administrators of such person.

D.             Insurance. The Board may, to the full extent permitted by applicable law as it presently exists, or may hereafter be amended from time to time, authorize an appropriate officer or officers to purchase and maintain at the Corporation's expense insurance: (a) to indemnify the Corporation for any obligation which it incurs as a result of the indemnification of directors, officers and employees under the provisions of this Article VII; and (b) to indemnify or insure directors, officers and employees against liability in instances in which they may not otherwise be indemnified by the Corporation under the provisions of this Article VII.

E.             Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification. The rights provided hereunder shall inure to the benefit of any indemnified person and such person's heirs, executors and administrators.

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Article VIII
Amendment of Bylaws

In furtherance and not in limitation of the powers conferred by the IBCL, the Board is expressly authorized and empowered to adopt, amend and repeal the bylaws of the Corporation including but not limited to any bylaws adopted by the stockholders.

Article IX
Negation of Preemptive Rights

Except as otherwise provided in this Certificate of Incorporation (as the same may be amended) or in a written agreement between the stockholder and the Corporation, no stockholder shall have any preemptive right to subscribe to any additional issue of stock or to any security convertible into stock solely by virtue of being a stockholder of the Corporation.

Article X

Stockholder Meetings

The holders of ten percent (10%) or more of the Corporation’s outstanding shares of capital stock may call a special meeting of the Corporation’s stockholders by providing written notice thereof to each stockholder who has not waived notice, either before or after such meeting, in accordance with the bylaws.

Article XI
Existence

The Corporation is to have perpetual existence.

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APPENDIX B

CHINESEINVESTORS.COM, INC. AMENDED 2019 EQUITY INCENTIVE PLAN

1.              Purposes of the Plan. The purposes of this Plan are:

•         to assist the Company and its affiliates in the recruitment and retention of persons with ability and initiative;

•         to provide an incentive to such persons to contribute to the growth and success of the Company’s businesses by affording such persons equity participation in the Company;

•         to associate the interests of such persons with those of the Company and its affiliates and shareholders;

•         to provide incentives to individuals who perform services for the Company, and

•         to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Non-statutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2.              Definitions. As used herein, the following definitions will apply:

(a)             “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 hereof.

(b)            “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c)            “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plans.

(d)            “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(e)            “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f)             “Board” means the Board of Directors of the Company.

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(g)            “Change in Control” means the occurrence of any of the following events after the Effective Date:

(i)	A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of stock in the Company that, together with the stock already held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any Person who is considered to own more than 50% of the total voting power of the stock of the Company before the acquisition will not be considered a Change in Control; or

(ii)	The consummation of any of the following events: (A) a change in the ownership of a substantial portion of the Company’s assets, which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, or (B) a merger, consolidation or reorganization involving the Company, where either or both of the events described in clauses (i) or (ii) above would be the result. For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets or a Change in Control: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total equity or voting power of which is owned, directly or indirectly, by a Person described in subsection (iii)(B)(3) above. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(h)            “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i)             “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(j)              “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(k)             “Company” means Chineseinvestors.com, Inc., an Indiana corporation, or any successor thereto.

(l)              “Consultant” means any person, including an advisor, other than an Employee engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

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(m)          “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(n)            “Director” means a member of the Board.

(o)            “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(p)            “Effective Date” shall have the meaning set forth in Section 18 hereof.

(q)            “Employee” means any person, including Officers and Directors, other than a Consultant employed by the Company or any Parent, Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(r)             “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)            “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(t)             “Fair Market Value” means, as of any date, the value of the Common Stock as the Administrator may determine in good faith, by reference to the closing price of such stock on any established stock exchange or on a national market system on the day of determination, if the Common Stock is so listed on any established stock exchange or on a national market system. If the Common Stock is not listed on any established stock exchange or on a national market system, the value of the Common Stock will be determined as the Administrator may determine in good faith using (i) a valuation methodology set forth in Treasury Regulation 1.409A-1(b)(5)(iv)(B) or (ii) with respect to valuations applicable to Awards that are not subject to Code Section 409A, such other valuation methods as the Administrator may select.

(u)            “Fiscal Year” means the fiscal year of the Company.

(v)            “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w)            “Non-statutory Stock Option” means an Option that by its terms does not qualify or expressly provides that it is not intended to qualify as an Incentive Stock Option.

(x)            “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y)            “Option” means a stock option granted pursuant to Section 6 hereof.

(z)             “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

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(aa)          “Participant” means the holder of an outstanding Award.

(bb)         “Performance Goals” will have the meaning set forth in Section 11 hereof.

(cc)          “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(dd)         “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10 hereof.

(ee)          “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10 hereof.

(ff)           “Period of Restriction” means the period during which transfers of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events specified in the applicable Award, as interpreted and construed by the Administrator.

(gg)         “Plan” means this 2019 Equity Incentive Plan.

(hh)         “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 hereof, or issued pursuant to the early exercise of an Option.

(ii)            “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9 hereof. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(jj)           “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(kk)          “Section 16(b)” means Section 16(b) of the Exchange Act.

(ll)            “Service Provider” means an Employee, Director, or Consultant.

(mm)        “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 hereof.

(nn)         “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(oo)          “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

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3.              Stock Subject to the Plan.

(a)            Subject to the provisions of Section 14 hereof, the maximum aggregate number of Shares that may be awarded and sold under the Plan is seven million (7,000,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)            Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so settled will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares subject to an Award that are transferred to or retained by the Company to pay the tax and/or exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan and, for the elimination of doubt, the number of Shares of equal value to such cash payment shall become available for future grant or sale under the Plan. Notwithstanding the foregoing provisions of this Section 3(b), subject to adjustment provided in Section 14 hereof, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a) above, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

(c)            Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.              Administration of the Plan.

(a)             Procedure.

(i)	Multiple Administrative Bodies. Different Committees may be established with respect to different groups of Service Providers; in that event, the Committee established with respect to a group of Service Providers shall administer the Plan with respect to Awards granted to members of such group.

(ii)	Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, and if the Company is then a “publicly held corporation” as defined therein, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)	Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)	Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

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(b)            Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)	to determine Fair Market Value;

(ii)	to select the Service Providers to whom Awards may be granted hereunder;

(iii)	to determine the terms and condition, not inconsistent with the terms of the Plan, of any Award granted hereunder;

(iv)	to institute an Exchange Program and to determine the terms and conditions, not inconsistent with the terms of the Plan, for (1) the surrender or cancellation of outstanding Awards in exchange for Awards of the same type, Awards of a different type, and/or cash, or (2) the reduction of the exercise price of outstanding Awards;

(v)	to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vi)	to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(vii)	to modify or amend each Award (subject to Section 19(c) hereof);

(viii)	to authorize any person to execute on behalf of the Company any instrument required to reflect or implement the grant of an Award previously granted by the Administrator;

(ix)	to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine consistent with the requirements for compliance with or exemption from the provisions of Code Section 409A; and

(x)	to make all other determinations deemed necessary or advisable for administering the Plan.

(c)            Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards.

5.              Eligibility. Non-statutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

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6.              Stock Options.

(a)            Limitations.

(i)	Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Non-statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Non-statutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii)	Subject to the limits set forth in Section 3, the Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant.

(b)            Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof in the case of Incentive Stock Options Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)            Option Exercise Price and Consideration.

(i)	Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to the issuance or assumption of an Option in a transaction to which Section 424(a) of the Code applies in a manner consistent with said Section 424(a).

(ii)	Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)	Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws including but not limited to tendering capital stock of the Company owned by a Participant, duly endorsed for transfer to the Company.

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(d)            Exercise of Option.

(i)	Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 hereof.

(ii)	Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by Award Agreement or by operation of this Section 6(d)(3), the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)	Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of cessation (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following the date the Participant ceases to be a Service Provider unless the Option is an Incentive Stock Option, in which case the Option will remain exercisable for one year unless a shorter time is provided in the Award Agreement. Unless otherwise provided by the Administrator, if on the date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after cessation the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)	Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will continue to vest in accordance with the Award Agreement. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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7.              Stock Appreciation Rights.

(a)            Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)           Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant.

(c)            Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(d)            Stock Appreciation Rights Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares with respect to which the Award is granted, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)            Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) above also will apply to Stock Appreciation Rights.

(f)             Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	The difference between the Fair Market Value of a Share on the date of exercise over the “stock appreciation right exercise price,” as defined under Treasury Regulation Section 1.409A-1(b)(i)(B)(2), i.e., the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right; times

(ii)	The number of Shares or the amount of cash with respect to which the Stock Appreciation Right is exercised as prescribed in the applicable Award Agreement or as determined by the Administrator.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8.              Restricted Stock.

(a)            Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)           Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

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(c)            Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until such Shares become non-forfeitable at the end of the applicable Period of Restriction.

(d)            Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)            Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)             Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise in a manner not prohibited by the Award Agreement.

(g)            Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and provisions for forfeiture as the Shares of Restricted Stock with respect to which they were paid.

(h)            Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(i)             Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may condition the lapse of restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

9.              Restricted Stock Units.

(a)            Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine in accordance with the terms and conditions of the Plan, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d) hereof, may be left to the discretion of the Administrator.

(b)           Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed, subject to the prohibition on acceleration of the timing of distribution of deferred compensation subject to Section 409A of the Code, to the extent applicable to the Award.

(c)            Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

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(d)           Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement, which shall satisfy the requirements of Section 409A of the Code, to the extent applicable to such Award. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e)            Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f)             Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

10.           Performance Units and Performance Shares.

(a)             Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant.

(b)            Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)            Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(d)           Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)            Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period or, if earlier, after the date on which a Participant’s interest in such Performance Units/Shares is no longer subject to a substantial risk of forfeiture, provided however, that in no event shall such payment be made after the later to occur of (i) December 31 of the year in which such risk of forfeiture lapses or (ii) two and one-half months after such risk of forfeiture lapses. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)             Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g)           Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

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11.            Performance-Based Compensation Under Code Section 162(m).

(a)            General. If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Code Section 162(m), the provisions of this Section 11 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 11.

(b)            Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement (“Performance Goals”) including (i) earnings per Share, (ii) operating cash flow, (iii) operating income, (iv) profit after-tax, (v) profit before-tax, (vi) return on assets, (vii) return on equity, (viii) return on sales, (ix) revenue, and (x) total shareholder return. Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

(c)            Procedures. To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any Award granted subject to Performance Goals, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period but in no event later than December 31 of the year in which such Performance Period ends or, if later, the date that is two and one-half months after the end of such Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period and pay any amount to which a Participant is entitled under an Award with respect to such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period. A Participant will be eligible to receive payment pursuant to an Award for a Performance Period only if the Performance Goals for such period are achieved.

(d)           Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

12.            Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-statutory Stock Option.

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13.           Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iv) as permitted by Rule 701 of the Securities Act of 1933, as amended.

14.            Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)            Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10 hereof.

(b)           Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off; a reverse merger in which the Company is the surviving entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or the transfer of more than fifty percent (50%) of the then outstanding voting stock of the Company to another person or entity. the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Company, to the extent permitted by applicable law but otherwise in its sole discretion may provide for: (i) the continuation Awards by the Company (if the Company is surviving entity or its parent; (ii) the assumption of the Plan and such outstanding Awards by the surviving entity or its parent; (iii) the substitution by the surviving entity or its parent of rights with substantially the same terms for such outstanding Awards; or (iv) the cancellation of such outstanding Rights without payment of any consideration provided that in the case of this clause (iv), the Administrator will provide notice of its intention to cancel Award and offer a reasonable opportunity to exercise vested Awards.

(c)            Change in Control.

(i) In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). The Administrator will not be required to treat all Awards similarly in the transaction.

(ii) In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

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(iii) For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to settle in cash or a Performance Share or Performance Unit which the Administrator can determine to settle in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(iv) Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15.            Tax Withholding

(a)             Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)            Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

16.           No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

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17.            Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18.            Term of Plan. Subject to Section 22 hereof, the Plan will become effective upon its adoption by the Board (the “Effective Date”). It will continue in effect for a term of ten (10) years unless terminated earlier under Section 19 hereof; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

19.            Amendment and Termination of the Plan.

(a)            Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b)            Stockholder Approval. Subject to Section 22, the Company will obtain stockholder approval of the Plan and any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.

(c)            Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.            Conditions Upon Issuance of Shares.

(a)            Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)           Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c)            Restrictive Legends. All Award Agreements and all securities of the Company issued pursuant thereto shall bear such legends regarding restrictions on transfer and such other legends as the appropriate officer of the Company shall determine to be necessary or advisable to comply with applicable securities and other laws.

21.           Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.           Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws, including without limitation Section 422 of the Code. In the event that stockholder approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board, all Incentive Stock Options granted hereunder shall be void ab initio and of no effect. Notwithstanding any other provisions of the Plan, no Awards shall be exercisable until the date of such stockholder approval.

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23.           Notification of Election Under Section 83(b) of the Code. If any Service Provider shall, in connection with the acquisition of Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Service Provider shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service and provide the Company with a copy thereof, in addition to any filing and a notification required pursuant to regulations issued under the authority of Section 83(b) of the Code. A Service Provider shall not be permitted to make a Section 83(b) election with respect to an Award of a Restricted Stock Unit.

24.           Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. Each Service Provider shall notify the Company of any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

25.           409A Timing Rule for Specified Employees. If at the time of a Service Provider’s separation from service, such individual is considered a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, and if any payment that such Service Provider becomes entitled to under the Plan or any Award is deemed payable on account of such individual’s separation from service, then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the individual’s separation from service, (ii) the individual’s death or (iii) within the period that would be treated as a short term deferral under Section 409A of the Code.

26.            Governing Law. The law of the State of Indiana shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules, subject to the Company’s intention that the Plan satisfy the requirements of jurisdictions outside of the United States of America with respect to Awards subject to such jurisdictions.

27.            General Provisions.

(a)            No Rights as Stockholder. Except as specifically provided in this plan, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of such shares to the Participant, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock is issued.

(b)            Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c)            Disqualifying Dispositions. Any participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of an Incentive Stock Option within two (2) years from the date of grant of such Incentive Stock Option or within (1) year after the issuance of the shares of Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

(d)            Regulatory Matters. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

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(e)            Delivery. Upon exercise of an Award granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

(f)            Other Provisions. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

(g)            Section 409A. Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules, and the Plan and such awards shall be construed accordingly. Granted rights may be modified at any time, in the Administrator’s direction, so as to increase the likelihood of exemption from or compliance with the rules of Section 409A of the Code.

As adopted by the Board of Directors of CHINESEINVESTOR.COM INC. on July 17, 2019.

As approved by the shareholders of CHINESEINVESTORS.COM INC. on November ___ 2019.

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